UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate Box:

☐	Preliminary Proxy Statement
☐	Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Mechanics Bancorp
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules- 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

MECHANICS BANCORP

2026 Annual Meeting

Vote by May 27, 2026 11:59 PM ET for shares held directly.
For shares held in the Mechanics Bank Profit Sharing/401(k) Plan, vote by May 25, 2026 11:59 PM ET.

MECHANICS BANCORP
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

V91844-P46343

You invested in MECHANICS BANCORP (the "Company"), and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 28, 2026.**

Get informed before you vote

View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 14, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person or Virtually at the Meeting*

May 28, 2026
9:00 AM PT

Mechanics Bancorp Headquarters
1111 Civic Drive, Suite 390
Walnut Creek, CA 94596
www.virtualshareholdermeeting.com/MCHB2026

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To elect the following as directors of the Company to serve until the next annual meeting of shareholders of the Company, or until their successors are elected or appointed or until their earlier death, resignation or removal. **Nominees:**	
1a.	Patricia Cochran	For
1b.	Adrienne Y. Crowe	For
1c.	Douglas Downer	For
1d.	E. Michael Downer	For
1e.	Nancy D. Pellegrino	For
1f.	Kenneth D. Russell	For
1g.	Carl B. Webb	For
1h.	Jon R. Wilcox	For
2.	To approve, on an advisory (non-binding) basis, the executive compensation of the Company's named executive officers for 2025.	For
3.	To ratify, on an advisory (non-binding) basis, the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	For

NOTE: The proxies are authorized to vote in their discretion upon any other matters that may properly come before the meeting or any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V91845-P46343